SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 27, 2004
                                                 ----------------------


                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


          Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction    Commission File Number           (IRS Employer
     of incorporation)                                       Identification No.)

5 Bissell Street, Lakeville, Connecticut                              06039-1868
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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


                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
          --------------

          The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $.24 per share quarterly cash dividend for the first quarter of 2004.

          The quarterly cash dividend will be paid on April 28, 2004 to shareholders of record as of March 31, 2004.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          a. Not applicable
          b. Not applicable
          c. Exhibits.

          99. Press release dated March 1, 2004

Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On March 1, 2004, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

     Exhibit Index                                                  Page
     -------------                                                  ----

              99.l     Press release dated March 1, 2004              3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   March 2, 2004                     SALISBURY BANCORP, INC.


                                            By:    s/s John F. Perotti
                                               ---------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer